                   FOURTH AMENDMENT TO AMENDED AND RESTATED
                    REVOLVING LOAN AND SECURITY AGREEMENT

     THIS FOURTH AMENDMENT TO AMENDED AND RESTATED REVOLVING LOAN AND SECURITY AGREEMENT (together with all appendices, exhibits, schedules and attachments hereto, collectively this "AMENDMENT") is made and entered into as of August 20, 1998, by and between THE ROACH ORGANIZATION, INC., a Delaware corporation and TRO LEARNING (CANADA), INC., a corporation organized under the laws of Canada (collectively, the "BORROWER") and SANWA BUSINESS CREDIT CORPORATION, a Delaware corporation with its principal place of business at One South Wacker Drive, Chicago, Illinois 60606 ("LENDER").

     WHEREAS, Borrower and Lender entered into that certain Amended and Restated Revolving Loan and Security Agreement dated as of March 5, 1997 by and between Borrower and Lenders, as amended by that certain First Amendment to Amended and Restated Revolving Loan and Security Agreement dated as of March 18, 1997, by that certain Second Amendment to Amended and Restated Revolving Loan and Security Agreement dated as of December 8, 1997 and by that certain Third Amendment to Amended and Restated Revolving Loan and Security Agreement dated as of April 15, 1998 (as so amended the "LOAN AGREEMENT") together with documents ancillary thereto, including, without limitation that certain Amended and Restated Guaranty of Payment and Performance dated as of March 5, 1997 made by TRO Learning Inc. ("GUARANTOR") in favor of Lender; and

     WHEREAS, Borrower has requested that Lender extend the Supplemental Over Advance Facility, extend the term of the Loan Agreement and further amend the Loan Agreement as provided herein and Guarantor has consented to such amendment.

     NOW THEREFORE, for and in consideration of the premises, the mutual covenants hereinafter set forth and other good and valuable consideration, the receipt and sufficiency of which the parties hereby acknowledge, the parties hereby agree as follows:

                                   ARTICLE
                                      1.
                          RECITALS AND DEFINITIONS

     1.1. Borrower represents and warrants that the foregoing recitals are true and correct and constitute an integral part of this Amendment and Borrower and Lender hereby agree that all of the recitals of this Amendment are hereby incorporated herein and made a part hereof.

     1.2. Unless otherwise defined herein or the context otherwise requires, all capitalized terms used herein shall have the same meanings as ascribed to them in the Loan Agreement.

                                   ARTICLE
                                      2.
                       AMENDMENT OF THE LOAN AGREEMENT

     2.1. Subsection 2.2(C) to the Loan Agreement is deleted in its entirety and the following is substituted therefor:

           (C) Subject to the provisions of Section 2.2(A) and in addition to the Over Advance Facility, Lender shall make available to Borrower a supplemental over advance facility (the "Supplemental Over Advance Facility," each supplemental over advance being a "Supplemental Over Advance") as follows:


                ----------------------------------------------
                                             Aggregate
                      Month            Over Advance Available
                ----------------------------------------------
                  December, 1997             $1,000,000
                ----------------------------------------------
                  January, 1998              $1,500,000
                ----------------------------------------------
                  February, 1998             $2,500,000
                ----------------------------------------------
                   March, 1998               $3,500,000
                ----------------------------------------------
                   April, 1998               $4,500,000
                ----------------------------------------------
                    May, 1998                $4,500,000
                ----------------------------------------------
                   June, 1998                $4,500,000
                ----------------------------------------------
                   July, 1998                $4,500,000
                ----------------------------------------------
                   August, 1998              $4,500,000
                ----------------------------------------------
                  September, 1998            $4,500,000
                ----------------------------------------------
                   October, 1998             $3,500,000
                ----------------------------------------------
                  November, 1998             $3,500,000
                ----------------------------------------------
                  December, 1998                  0
                ----------------------------------------------
                  January, 1998                   0
                ----------------------------------------------
                  February, 1998                  0
                ----------------------------------------------

           Borrower agrees that the aggregate amount of Supplemental Over Advances made by Lender shall never be greater than the dollar amount set forth in the above table during each respective month. There shall occur an immediate Event of Default in the event that the aggregate amount of Supplemental Over Advances ever exceeds the respective dollar amount set forth in the above table. In no event shall the aggregate amount of Supplemental Over Advances ever exceed $4,500,000.

     2.2. Section 2.7 of the Agreement is hereby deleted in its entirety and the following is substituted therefor:

           2.7 TERM OF AGREEMENT. This Agreement shall be in effect from the Origination Date, through and including February 28, 1999 (the "Term"), subject to earlier termination by Lender upon the occurrence of a Default as provided in Section 11.1. Upon the effective date of termination, all of the Liabilities shall become immediately due and payable without presentment, notice or demand, except as otherwise provided herein. Notwithstanding any termination, until all of the Liabilities shall have been fully paid and satisfied, Lender shall be entitled to retain its security interest in the Collateral. Borrower shall continue to remit collections of Accounts and proceeds of Collateral as provided in this Agreement, and Lender shall retain all of its rights and remedies under this Agreement.

     2.3. The following subsection shall be added as a new subsection 2.8(D) to the Loan Agreement:

           (C) On or before November 30, 1998, Borrower shall make a mandatory prepayment on the Term Loan of $1,000,000. Such mandatory prepayment shall not be subject to a prepayment penalty or premium and shall be applied to the scheduled installments of principal on the Term Loan in the inverse order of maturity.

     2.4. Subsection 10.1(B) is hereby deleted in its entirety and the following is substituted therefor:

           (D) Borrower shall maintain Operating Profit, measured quarterly on the last day of each fiscal quarter of Borrower, as follows:


                ----------------------------------------------
                         First Quarter: 1998     ($2,900,000)
                ----------------------------------------------
                         Second Quarter: 1998      ($450,000)
                ----------------------------------------------
                         Third Quarter: 1998      $2,000,000
                ----------------------------------------------
                         Fourth Quarter: 1998     $4,850,000
                ----------------------------------------------
                         First Quarter: 1999     ($2,900,000)
                ----------------------------------------------

                                   ARTICLE
                                      3.
                                     FEES

     3.1. EARNED FEE. Borrower shall pay to Lender the non-sales success fee in the amount of Two Hundred Thousand and no/100 Dollars ($200,000.00), which fee was earned pursuant to the terms of the Second Amendment to Amended and Restated Revolving Loan and Security Agreement and shall be paid concurrently with Borrower's execution of this Amendment.

     3.2. SUCCESS FEES. Upon the occurrence of a "Sale Event" (defined herein), Borrower shall pay to Lender a sales success fee (a "SALES SUCCESS FEE") in an amount equal to the greater of (i) Three Hundred Thousand and no/100 Dollars ($300,000) and (ii) the product of (x) 100,000 MULTIPLIED BY
(y) the excess, if any, of the "Market Price" (defined herein) of a share of Guarantor's common stock as of the date of any Sale Event over the Market Price of a share of common stock of Guarantor as of December 8, 1997. For purposes of this Section, the term "Market Price" day shall mean $6,625 and the term "Sale Event" shall mean: (A) the closing of any sale of securities of Guarantor to a person if, after such sale, such person, other than the persons who were shareholders of Guarantor immediately prior to the effectiveness of such transaction, would own or control securities which possess in the aggregate the ordinary voting power to elect a majority of the directors of Guarantor; or (B) the effectiveness of a merger, consolidation or similar transaction involving Guarantor if, after such transaction, a person in the aggregate, other than the persons who were shareholders of Guarantor immediately prior to the effectiveness of such transaction, would own or control securities which possess in the aggregate the ordinary voting power to elect a majority of the surviving entity's directors; or (C) the sale of all or substantially all of the assets of Guarantor to another entity or person. Borrower shall pay to Lender a non-sales success fee (a
"NON-SALES SUCCESS FEE") in an amount equal to Two Hundred Thousand and No/Dollars ($200,000) in the event that a Sales Event has not occurred prior to the earlier of (a) December 31, 1998, or (b) the date on which Lender accelerates the Liabilities pursuant to Section 11.2 of the Loan Agreement which Non-sales Success Fee shall be credited against the Sales Success Fee in the event a Sale Event occurs prior to February 28, 1999. Borrower shall pay to Lender a supplemental non-sales success fee (a "SUPPLEMENTAL NON-SALES SUCCESS FEE") in an amount equal to One Hundred Thousand and No/100 Dollars ($100,000) in the event that a Sales Event has not occurred prior to the earlier of (a) February 28, 1999, or (b) the date on which Lender accelerates the Liabilities pursuant to Section 11.2 of the Loan Agreement. Each of the Sales Success Fee, the Non-sales Success Fee and the Supplemental Non-sales Success Fee shall be a Liability secured by the Collateral and shall be payable within three days of its determination and shall be separate and distinct from the fee identified in Section 3.1.

                                     ARTICLE
                                        4.
                         REPRESENTATIONS AND WARRANTIES

     4.1. Borrower hereby makes the following representations and warranties to Lender, which representations and warranties shall constitute the continuing covenants of Borrower and shall remain true and correct until all of Borrower's liabilities are paid and performed in full:

          a. The representations and warranties of Borrower contained in the Loan Agreement are true and correct on and as of the date hereof as though made on and as of such date;

          b. No Event of Default or event which, but for the Lapse of time or the giving of notice, or both, would constitute an Event of Default under the Loan Agreement has occurred and is continuing or would result from the execution and delivery of this Amendment;

          c. Borrower is in full compliance with all of the terms, conditions and all provisions of the Loan Agreement and the other agreements;

          d. This Amendment and all other agreements required hereunder to be executed by Borrower and delivered to Lender, have been duly authorized, executed and delivered on Borrower's behalf pursuant to all requisite corporate authority and this Amendment and each of the other agreements required hereunder to be executed and delivered by Borrower to Lender constitute the legal, valid and binding obligations of Borrower enforceable in accordance with their terms, except as enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to creditors' rights; and

          e. Borrower hereby acknowledges and agrees that Borrower has no defense, offset or counterclaim to the payment of said principal, interest, fees or other liabilities and hereby waives and relinquishes any such defense, offset or counterclaim and Borrower hereby releases Lender and its respective officers, directors, agents, affiliates, successors and assigns from any claim, demand or cause of action, known or unknown, contingent or liquidated, which may exist or hereafter be known to exist relating to any matter prior to date hereof.

                                     ARTICLE
                                        5.
                                   RATIFICATION

     Except as expressly amended hereby, the Loan Agreement and all other agreements executed in connection therewith shall remain in full force and effect. The Loan Agreement, as amended hereby, and all rights and powers created thereby and thereunder or under such other agreements, are in all respects ratified and confirmed. From and after the date hereof the Loan Agreement shall be deemed amended and modified as herein provided but, except as so amended and modified, the Loan Agreement shall continue in full force and effect and the Loan Agreement and this Amendment shall be read, taken and construed as one and the same instrument. On and after the date hereof, the term "Agreement" as used in the Loan Agreement and all other references to the Loan Agreement therein, in any other instrument, document or writing executed by Borrower or any guarantor or furnished to Lender by Borrower or any guarantor in connection therewith or herewith shall mean the Loan Agreement as amended by this Amendment.

                                     ARTICLE
                                        6.
                                  MISCELLANEOUS

     6.1. This Amendment may be signed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

     6.2. Except as otherwise specified herein, this Amendment embodies the entire agreement and understanding between Lender and Borrower with respect to the subject matter hereof and supersedes all prior agreements, consents and understandings relating to such subject matter.

     6.3. The headings in this Amendment have been inserted for convenience only and shall be given no substantive meaning or significance in construing the terms of this Amendment.

     6.4. This Amendment shall inure to the benefit of Lender and its successors and assigns and shall be binding upon and inure to the successors and assigns of Borrower, except that Borrower may not assign any of its rights in and to this Amendment.

     IN WITNESS WHEREOF, Borrower and Lender have caused this Fourth Amendment to Amended and Restated Revolving Loan and Security Agreement to be executed and delivered as of the day and year written above.

                                   THE ROACH ORGANIZATION, INC.


                                   By:  /s/ Andrew N. Peterson
                                        ----------------------------
                                   Name:  Andrew N. Peterson
                                          --------------------------
                                   Title:  Chief Financial Officer
                                          --------------------------


                                   TRO LEARNING (CANADA), INC.


                                   By:  /s/ Andrew N. Peterson
                                        ----------------------------
                                   Name:  Andrew N. Peterson
                                          --------------------------
                                   Title:  Chief Financial Officer
                                          --------------------------


                                   SANWA BUSINESS CREDIT CORPORATION


                                   By:  ____________________________
                                   Name:  __________________________
                                   Title:  _________________________

                     REAFFIRMATION OF AMENDED AND RESTATED
                      GUARANTY OF PAYMENT AND PERFORMANCE

     THE UNDERSIGNED PARTY, as guarantor ("GUARANTOR") of the above Borrowers pursuant to its Amended and Restated Guaranty of Payment and Performance (the "GUARANTY") identified below, acknowledges the terms and conditions set forth in this Fourth Amendment to Amended and Restated Revolving Loan and Security Agreement and ratifies and reaffirms its guaranty obligations as set forth in the Guaranty, as reaffirmed. To further induce Lender to enter into this Amendment, Guarantor hereby represents and warrants to Lender that it possesses no claims, defenses, offsets, recoupment or counterclaims of any kind or nature against or with respect to the enforcement of the Loan Agreement of any other Ancillary Agreement, each as amended by this Amendment, or to the Guaranty (collectively, the "CLAIMS"), nor does Guarantor have any knowledge of any facts that would or might give rise to any Claims. If facts now exist which would or could give rise to any Claim against or with respect to the enforcement of the Loan Agreement, any Ancillary Agreement, or the Guaranty, Guarantor hereby unconditionally, irrevocably and unequivocally waives and fully releases any and all such Claims as if such Claims where the subject of a lawsuit, adjudicated to final judgment from which no appeal could be taken and therein dismissed with prejudice.

     DATED: As of the date first above written.

                                   TRO LEARNING (CANADA), INC.


                                   By:  /s/ Andrew N. Peterson
                                        ----------------------------
                                   Name:  Andrew N. Peterson
                                          --------------------------
                                   Its:  Chief Financial Officer
                                         ---------------------------

                                   (Amended and Restated Guaranty of Payment and Performance dated as of March 5, 1997)